UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2014

ALLEGION PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-35971	98-1108930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block D

Iveagh Court

Harcourt Road

Dublin 2

Ireland

(Address of principal executive offices, including zip code)

+(353) (1) 2546200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On March 12, 2014, Allegion plc (the “Company”) will present an overview of the Company and respond to questions at its investor and analyst day. A copy of the presentations is attached as Exhibit 99.1 and incorporated by reference herein. A live audio webcast of the presentations will be made available through the Company’s website at www.allegion.com.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation slides issued by Allegion plc on March 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PUBLIC LIMITED COMPANY
(Registrant)

Date: March 12, 2014	/s/ Barbara A. Santoro
Barbara A. Santoro
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation slides issued by Allegion plc on March 12, 2014

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